Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

X
In re:	:	Chapter 11
:
BB LIQUIDATING INC., et al. [1]	:	Case No: 10-14997
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report For

November 2011

DEBTORS’ ADDRESS:	2100 Ross Avenue, 21st Floor
Dallas, Texas 75201

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice )
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7777

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	12/30/2011
Bruce Lewis
Principal Executive Officer
Blockbuster Inc.

[1]

The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: BB Liquidating Inc. (5102); BB Liquidating Canada Inc. (1269); BB Liquidating Digital Technologies Inc. (9222); BB Liquidating Distribution, Inc. (0610); BB Liquidating GC, Inc. (1855); BB Liquidating Global Services Inc. (3019); BB Liquidating International Spain Inc. (7615); BB Liquidating Investments LLC (6313); BB Liquidating Procurement LP (2546); BB Liquidating Video Italy, Inc (5068); BB Liquidating ML, LLC (5575); BB Liquidating Trading Zone Inc. (8588); and BB Liquidating B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements	MOR-1 (CON’T)		x
Cash disbursements journals	MOR-1 (CON’T)	x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			not applicable
Copies of tax returns filed during reporting period			not applicable
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	October 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

	November 2011	YTD November 2011
Cash flows from operating activities:
Net income (loss)	$(0.9)	$(201.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	—	39.4
Rental library purchases	—	(66.7)
Rental library amortization	—	113.3
Loss on sale/disposal of store operations	—	—
Impairment of long-lived assets	—	0.6
Non-cash share-based compensation	—	—
Gain on sale of store operations	—	—
Deferred taxes and other	—	2.1
Changes in operating assets and liabilities:		—
Change in receivables	—	13.1
Change in merchandise inventories	—	44.2
Change in prepaid and other assets	—	27.8
Change in liabilities subject to compromise	(2.0)	227.1
Change in accounts payable	0.5	(139.3)
Change in accrued expenses and other liabilities	(0.1)	(128.7)

Net cash provided by (used in) operating activities	(2.5)	(68.9)

Cash flows from investing activities:
Capital expenditures	—	(5.1)
Change in reserve for Operating Period claims	—	28.1
Proceeds from sale of store operations	—	—
Other investing activities	—	3.4

Net cash provided by (used in) investing activities	—	26.4

Cash flows from sale of assets to DISH Network:
Loss on Sale	—	(582.8)
Change in rental library on sale	—	143.4
Change in merchandise inventories on sale	—	56.2
Change in receivables on sale	—	53.3
Change in prepaid and other assets on sale	—	382.2
Change in fixed assets on sale	—	87.2
Change in restricted cash on sale	—	—

Net cash provided by sale to Dish Network	—	139.5

Cash flows from financing activities:
Proceeds from DIP Financing	—	—
Repayments on DIP Financing	—	—
Repayments on senior secured notes	—	(124.6)
Debt financing costs	—	—
Capital lease payments	—	(0.8)

Net cash provided by (used in) financing activities	—	(125.4)

Effect of exchange rate changes on cash	—	—

Net (decrease) increase in cash and cash equivalents	(2.5)	(28.4)
Cash and cash equivalents at beginning of period	40.3	66.2

Cash and cash equivalents at end of period	37.8	$37.8

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	Outstanding checks	Other Reconciling Items	GL Balance
Cash	Bank of America	$40,025,434	$—	$(2,292,562)	$—	$37,732,872

	Total Cash & Cash Equivalents	$40,025,434	$—	$(2,292,562)	$—	$37,732,872

Bank of America
Dallas, Texas			Statement date: 11/30/2011

	Statement Period	11/01/2011-11/30/2011	Statement Beginning Balance	43,203,784.16
	Number of Deposits /Credits	2	Amount of Deposits /Credits	442,720.89
	Number of Checks	239	Amount of Checks	3,370,942.00
	Number of Other Debits	2	Amount of Other Debits	250,129.12
			Statement Ending Balance	40,025,433.93

*	The Debtors have submitted their bank statement to the United States Trustee.

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

SCHEDULE OF CASH DISBURSEMENTS

(in millions)

Continuation Sheet for MOR-1

		November 2011
Cash Balance as of 10/31/11			$40,280,227
Cash disbursements during the period:
April professional fees (as shown on MOR 6):
Sidley Austin LLP	(1,636)
Kurtzman Carson Consultants	(61,594)
Cooley Godward Kronish LLP	(34,003)
Weil Gotshal	(149,211)

Total April professional fees		(246,444)
Contract labor:
Legal	(4,500)
Claims administration	(3,500)

Total contract labor		(8,000)
Payments for Administrative Priority Expenses		(2,013,180)
Payments for property taxes		(64,064)
Payments for miscellaneous G&A		(215,667)

Total cash disbursements during the period			(2,547,355)

Cash Balance as of 11/30/11			$37,732,872

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

	November 2011	YTD November 2011
Revenues:
Base rental revenues	$—	$303.5
Previously rented product (“PRP”) revenues	—	140.2

Total rental revenues	—	443.7
Merchandise sales	—	63.0
Other revenues	—	12.6

Total Revenue	—	519.3

Cost of sales:
Cost of rental revenues	—	175.9
Cost of merchandise sold	—	68.7

Total cost of sales	—	244.6

Gross profit	—	274.7

Operating expenses:
General and administrative	0.9	461.8
Advertising	—	5.5
Depreciation and intangible amortization	—	39.4
Impairment of goodwill and other long-lived assets	—	0.6

Total Operating Expenses	0.9	507.3

Operating income (loss)	(0.9)	(232.6)
Interest expense	—	0.6
Interest income	—	(0.1)
Other items, net	—	(1.4)

Income (loss) from continuing operations before reorganization items and income taxes	(0.9)	(233.5)
Reorganization items, net (income)/loss	—	(46.9)
(Benefit)/provision for income taxes	—	1.0
Equity in (income)/loss of non-debtor subsidiaries	—	14.7

Income (loss) from continuing operations	(0.9)	(202.3)
(Loss) from sale of assets to DISH Network	—	(582.8)
Income (loss) from discontinued operations, net of tax	—	—

Net income (loss)	(0.9)	(785.1)
Preferred stock dividends	—	—

Net income (loss) applicable to common stockholders	$(0.9)	$(785.1)

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

BALANCE SHEET

(in millions)

As of 11/30/2011
Assets
Current assets:
Cash and cash equivalents	$37.7
Reserve for Operating Period claims	7.5
Merchandise inventories	—
Rental library, net	—
Prepaid and other current assets	—

Total current assets	45.2
Property and equipment, net	—
Deferred income taxes	—
Investment in non-debtor subsidiaries	—
Intangibles, net	—
Restricted cash	—
Other assets	—

Total Assets	$45.2

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$4.1
Accrued expenses	0.5
Debtor-in-possession loan	—
Deferred income taxes	—

Total current liabilities	4.6
Other liabilities	—

Total Liabilities before LSTC	4.6
Liabilities subject to compromise	1,351.5

Total Liabilities	1,356.1

Total stockholders’ equity (deficit)	(1,310.9)

Total Liabilities and Stockholders’ Equity (Deficit)	$45.2

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$—	$—	$—	$—
FICA-Employee	—	—	—	—
FICA-Employer	—	—	—	—
Unemployment	—	—	—	—
Income	—	—	—	—
Other:		—	—
Total Federal Taxes	—	—	—	—
State and Local
Withholding	—	—	—	—
Sales	—	—	—	—
Excise		—	—
Unemployment	—	—	—	—
Real Property*	—	—	—	—
Personal Property*	545,999	—	(64,064)	481,935
Other: Income/Franchise	—	—	—	—
Total State and Local	545,999	—	(64,064)	481,935

Total Taxes	$545,999	$—	$(64,064)	$481,935

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$—	$—	$—	$—	$—	$—
AP - Legal & Professional Fees	481,935	—	—	—	—	481,935
AP - Other	—	—	—	—	—	—

TOTAL POST-PETITION DEBTS	$481,935	$—	$—	$—	$—	$481,935

*	The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is assessed by the taxing authority.

The detail of the AP - Legal and Professional Fees can be seen on MOR-6. The bar date of 6/15/11 for administrative claims required all other AP to be reclassified to liabilities subject to compromise.

The Debtors did not file Form 6123 during this period.

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	—
Less: Amounts collected during the period	—
Less: Amounts written off during the period	—
Less: Amounts reserved during the period	—
Change in store accounts receivable, net	—
Accounts Receivables sold to DISH Network	—

Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	9/30/2011
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91 - 120 days old	—
121+ days old	—
Total Aged Accounts Receivable	—
Store Accounts Receivable	—
Total Accounts Receivable	—
Less: Bad Debts (Amount considered uncollectible)	—

Net Accounts Receivable***	$—

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$—	$—				$—
State and Local	—					—
Other	481,935	—				481,935

Total Taxes Payable	$481,935	$—	$—	$—	$—	$481,935

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1) NONE

TOTAL PAYMENTS TO INSIDERS

(1)	No payments other than ordinary wages and benefits occurred during the reporting period.

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID November 2011	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
SIDLEY AUSTIN LLP (1)	9/27/2010	$3,552,286	$1,636	$3,545,697	$6,589
JEFFERIES & COMPANY INC (1)	9/27/2010	1,550,496	—	1,550,496	—
ALVAREZ & MARSAL NORTH AMERICA LLC (3)	10/27/2010	5,583,044	—	5,113,678	469,366
ROTHSCHILD INC (3)	11/2/2010	3,205,405	—	3,205,405	—
KURTZMAN CARSON CONSULTANTS LLC (3)	9/23/2010	4,295,204	61,594	4,174,943	120,261
DJM ASSET MANAGEMENT LLC (3)	11/23/2010	150,000	—	150,000	—
RETAIL REGROUP INC (3)	11/23/2010	150,000	—	150,000	—
DELOITTE TAX LLP (3)	11/9/2010	583,711	—	467,248	116,463
SKADDEN ARPS SLATE MEAGHER & FLOM LLP (1)	9/27/2010	211,440	—	211,440	—
KORN/FERRY INTERNATIONAL (3)	11/10/2010	142,132	—	142,132	—
COOLEY GODWARD KRONISH LLP (2)	11/23/2010	2,784,548	34,003	2,214,062	570,486
FTI CONSULTING (2)	12/2/2010	909,331	—	718,563	190,768
BLOODWORTH CARROLL & BANOWSKY PC (3)	11/23/2010	164,395	—	131,516	32,879
RAY & GLICK LTD. (3)	11/23/2010	959,250	—	767,400	191,850
CHAIKEN LEGAL GROUP PC (3)	11/23/2010	350,055	—	280,044	70,011
SHEPPARD MULLIN (1)	9/27/2010	327,327	—	327,327	—
WEIL GOTSHAL (3)	10/27/2010	8,043,942	149,211	6,234,569	1,809,373
PRICEWATERHOUSE COOPERS (3)	2/8/2011	1,811,368	—	1,478,461	332,907
DELOITTE FINANCIAL ADVISORY (3)	2/8/2011	363,993	—	288,837	75,156
ERNST & YOUNG (3)	4/4/2011	524,806	—	416,514	108,292

TOTAL PAYMENTS TO PROFESSIONALS		$35,662,733	$246,444	$31,568,332	$4,094,401

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
(1)	Fees paid pursuant to the DIP Financing Order for professionals of the DIP lenders and DIP Agent.
(2)	Fees for professionals retained to represent Unsecured Creditors’ Committee
(3)	Fees for professionals retained to represent BB Liquidating Inc.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
DIP Financing	$—	$—	$—
DIP Interest		—	—
Leases Payable	—	—	—
Adequate Assurance Payments - Utilities	—	—	—
Adequate Assurance Payments - Insurance	—	—	—

TOTAL PAYMENTS		$—

In re	BB LIQUIDATING INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	November 2011

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverage expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

4	The Debtors have only one employee and are not required to maintain workers compensation insurance.